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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):   September 13, 1999

                          Coddle Creek Financial Corp.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



       North Carolina                 000-23465                56-2045998
------------------------------       -----------           ------------------
(State or other jurisdiction         (Commission             (IRS Employer
 of incorporation)                   File Number)            Identification No.)




                             347 North Main Street
                       Post Office Box 1117 (28115-1117)
                     Mooresville, North Carolina 28115-2453
                    ---------------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code:  (704) 664-4888


                                      N/A
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)




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Item 5.  Other Events

         Effective September 13, 1999, Donald E. Mills is elected a director of Coddle Creek Financial Corp. to fill a vacancy.

Item 7.  Financial Statements and Exhibits

         (99(i)) Press Release dated September 17, 1999.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CODDLE CREEK FINANCIAL CORP.


Date: September 22, 1999                 By: /s/ George W. Brawley
                                            ------------------------------
                                      George W. Brawley, President
                                         and Chief Executive Officer
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                                 EXHIBIT INDEX


       Exhibit No.       Description
       -----------       -----------

       (99(i))        Press Release dated September 17, 1999.